                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report: February 11, 1998
(Date of earliest event reported)



                 Residential Funding Mortgage Securities I, Inc.
             (Exact name of registrant as specified in its charter)


Delaware                            333-39665                 75-2006294
(State or Other Juris-             (Commission          (I.R.S. Employer
diction of Incorporation)         File Number)       Identification No.)


       8400 Normandale Lake Blvd., Suite 600, Minneapolis, Minnesota 55437
               (Address of Principal Executive Office) (Zip Code)


        Registrant's telephone number, including area code:(612) 832-7000

Item 5.  Other Events.


                  On March 30, 1998 the Registrant expects to cause the issuance and sale of Mortgage Pass-Through Certificates, Series 1998-S5 (the "Certificates") pursuant to a Pooling and Servicing Agreement to be dated as of March 1, 1998, among the Registrant, Residential Funding Corporation, as Master Servicer, and First National Bank of Chicago, as Trustee.

                  In connection with the expected sale of the Series 1998-S5 Certificates, the Registrant has been advised by Deutsche Morgan Grenfell, Inc., (the "Underwriter"), that the Underwriter has furnished to prospective investors certain collateral information with respect to the mortgage loans ("Mortgage Loans") underlying the proposed offering of the Certificates (the "Collateral Term Sheets"), which Collateral Term Sheets are being filed electronically as exhibits to this report.

                  The   Collateral   Term  Sheets  have  been  provided  by  the
         Underwriter. The information in the Collateral Term Sheets is preliminary and will be superseded by the Description of the Mortgage Pool contained in the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Securities and Exchange Commission.

                  The Collateral Term Sheets were prepared by the Underwriter at the request of certain prospective investors. The Collateral Term Sheets may be based on information that differs from the information set forth in the Prospectus Supplement.

                  In addition, the actual characteristics and performance of the Mortgage Loans underlying the Certificates may differ from the information provided in the Collateral Term Sheets, which were provided to certain investors only to give a sense of the underlying collateral which will effect the maturity, interest rate sensitivity and cash flow characteristics of the Certificates. Any difference between the collateral information in the Collateral Term Sheets and the actual characteristics of the Mortgage Loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Certificates.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits


         (a)      Financial Statements.

                  Not applicable.

         (b)      Pro Forma Financial Information.

                  Not applicable.

         (c)      Exhibits



                             Item 601(a) of
                             Regulation S-K
    Exhibit No.                Exhibit No.                 Description
         1                         99                Collateral Term Sheets

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.


                                                RESIDENTIAL FUNDING MORTGAGE
                                                SECURITIES I, INC.

                                                By: /s/ Randy Van Zee
                                                Name: Randy Van Zee
                                                Title: Vice President




Dated: February 11, 1998

                                  EXHIBIT INDEX


                Item 601 (a) of   Sequentially
Exhibit         Regulation S-K      Numbered
Number             Exhibit         Description              Format


1                  99              Collateral Term             P
                                      Sheets

                                       -6-
                                    EXHIBIT 1


Collateral Term Sheet

Deutsche Morgan Grenfall
Residential Funding Corp. 1998-S5


Product:
30 Year Fixed Rate
Credit Support:
Senior/Sub
Senior Certificates:
$900 mm (+/- 5%)
Settlement Date:
March 30, 1998
Rating:
AAA
Compensating Interest:
Paid to the extent of Master Servicing (3-8 bps) Gross WAC:
7.63% (+/- 10 bps) Pass through rate:
6.75%
WAM:
357 months (+/- 2)
Seasoning:
0-4 months
WA LTV:
75% (+/- 2%)
California:
50% Max
Full Documentation:
80-85% (Approx)
Cash out Refi:
10-15% (Approx)
Single Family Detached:
90-95% (Approx)
Average Balance:
$275,000

Pool may contain owner occupied seconds (first mortgages)
All characteristics are preliminary, subject to adjustment and pool finalizing








The information herein has been provided solely by Deutsche Morgan Grenfell Inc. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mor tgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral termsheets relating to the mortgage pool previously provided by Deutsche Morgan Grenfell, Inc.